UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

AMERICA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-06212 (Commission File Number)	56-0723480 (IRS Employer Identification No.)

701 Brickell Avenue, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

 (Registrant's telephone number, including area code): (305) 536-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On February 5, 2009, the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the First Amended Plan of Liquidation (the "Plan") of America Capital Corporation ("AMCAP").  Copies of the Plan as confirmed and the Confirmation Order are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Plan contemplates the liquidation of all of AMCAP's assets for the benefit of creditors with Allowed Claims (as defined in the Plan).  AMCAP will not continue to engage in the conduct of any trade or business except to the extent necessary to accomplish the liquidation and distribution of AMCAP's assets.  In addition, the Plan provides that all equity interests in AMCAP, including, without limitation, common stock, preferred stock, warrants, options and other rights to purchase any equity interest in AMCAP, will be cancelled and extinguished as of the effective date of the Plan.  The holders of equity interests will not receive any property under the Plan on account of such interests and will receive no distribution under the Plan.  Therefore, the holders of equity interests are deemed to have rejected the Plan and are not entitled to vote on the Plan.  AMCAP's 8.40% Subordinated Notes due June 15, 1993 also will be cancelled and extinguished as of the effective date of the Plan, and the holders thereof will not retain any rights in respect of such securities other than the right to receive distributions pursuant to the Plan.  Additionally, all of AMCAP's litigation claims have become vested assets of AMCAP's estate and the liquidating agent is authorized to commence and prosecute any such claims for the benefit of the estate and creditors with Allowed Claims and holders of Allowed Equity Interests (i.e., equity interests which have not been timely disputed or, if timely disputed, have been allowed by the Bankruptcy Court pursuant to a final order).  Jeffrey H. Beck was appointed as the liquidating agent of AMCAP's estate.

A condition precedent to the Bankruptcy Court's confirmation of the Plan was the confirmation by final order of the plan of liquidation filed by Transcapital Financial Corporation (“TFC”) (AMCAP's 65% owned subsidiary) with the Bankruptcy Court in Chapter 11 Case No. 06-12644-BKC-AJC which was confirmed by the Bankruptcy Court on September 23, 2008 and became effective on October 6, 2008.

Immediately prior to the confirmation of the Plan, AMCAP had approximately 21,948,148 issued and outstanding shares of Common Stock, $0.10 par value, and approximately 2,092,997 issued and outstanding shares of Series A Preferred Stock, $1.00 par value. As of the effective date of the Plan, AMCAP will no longer have any shares of capital stock issued and outstanding.  AMCAP does not have any shares of capital stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

AMCAP's assets are comprised of its 65.19% common stock ownership of TFC and certain potential litigation claims as more fully described in Exhibit C to the First Amended Disclosure Statement for Debtor's First Amended Plan of Liquidation (“Disclosure Statement”). AMCAP's liabilities and/or claims are described in the Disclosure Statement Section II and include senior indebtedness of $1,230,586 and other indebtedness of $227,586,820 to holders of AMCAP's subordinated notes (and a Judgment arising therefrom). The claims are subject to further proceedings in Bankruptcy Court, including a formal claims examination process.  A copy of the Disclosure Statement (including Exhibit C thereto) is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
2.1	First Amended Plan of Liquidation of America Capital Corporation
99.1	Order Confirming First Amended Plan of Liquidation of America Capital Corporation
99.2	First Amended Disclosure Statement (including Exhibit C thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA CAPITAL CORPORATION

Dated: February 5, 2009	By:	/s/ Steven R. Cook
Steven R. Cook
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amended Plan of Liquidation of America Capital Corporation
99.1	Order Confirming First Amended Plan of Liquidation of America Capital Corporation
99.2	First Amended Disclosure Statement (including Exhibit C thereto)

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